UNITED STATES
SECURITIES AND EXCHANGE
 COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2007

THE MEDICAL EXCHANGE INC.
(Exact name of registrant as specified in its charter)

Nevada	0-51170	71-0915825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, New York, NY 10004
(Address of principal executive offices, including Zip Code)

212-269-4051
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The registrant is filing this Amended Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on February 28, 2007 in order to provide additional disclosure regarding changes in the registrant’s certifying accountant.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 26, 2007, The Medical Exchange Inc. (the “Company”) engaged Rotenberg Meril Solomon Bertiger & Guttilla, P.C. (“RMSB&G”) as its principal independent accountant to audit the Company’s financial statements. RMSB&G replaced Amisano Hanson (“Amisano-Hanson”), who were dismissed, effective as of the same date. The decision to have RMSB&G replace Amisano Hanson was approved by the Company’s Board of Directors.

The reports of Amisano-Hanson on the Company’s financial statements as of and for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.  However, such reports did contain a modification with regards to the Company’s ability to continue as a going concern.  There were no disagreements with Amisano-Hanson at any time during the past two fiscal years prior to the date of their dismissal, or during the interim period through February 26, 2007, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Amisano-Hanson’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Amisano-Hanson did not advise the Company of any of the matters referenced in Item 304(a)(iv)(B) of Regulation S-B.

Prior to its engagement, the Company did not consult RMSB&G regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements and neither written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event of the type described in Item 304(a)(iv) of Regulation S-B.

The Company has provided Amisano-Hanson with a copy of the foregoing disclosures and requested that Amisano-Hanson furnish a letter to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of Amisano-Hanson’s letter, dated March 15, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

16.1 Letter from Amisano Hanson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 20, 2007	/s/ Michael Goldberg
Acting Chief Executive Officer